UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2018 (January 3, 2018)

BARINGTON/HILCO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36832	47-1455824
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10990 Wilshire Blvd., Penthouse Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 734-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: On January 9, 2018, Barington/Hilco Acquisition Corp. (the “Company” or “BHAC”) filed a Form 8-K Current Report that, among other things, disclosed a change of control of the Company and the election of a new board of directors. The purpose of this Form 8-K/A is to amend the January 9, 2018 Form 8-K to disclose the appointment of the new members of the Company’s audit, nominating and compensation committees.

Item 5.01	Change of Control of Registrant

On January 3, 2018, the Company, Barington Companies Advisors, LLC (“Barington”), Hilco Global (“Hilco Global”), Hilco Merchant Resources, LLC (“HMR” and, together with Hilco Global, collectively, “Hilco”), and certain additional parties, including members of the board of directors of the Company (together with Barington and Hilco, the “Sellers”), entered into an agreement (the “Agreement”) with Sweiss Ventures, LLC, a Nevada limited liability company (“Sweiss”), DMZ1 Holdings, LLC, a New York limited liability company (“DMZ”), BAG Spac 1, LLC, a Delaware limited liability company (“BAG”), PLA99, LLC, a Delaware limited liability company (“PLA”), and Oreva Partners, LLC, a Delaware limited liability company (“Oreva” and together with Sweiss, DMZ, BAG and PLA, the “Investors”).

Pursuant to the Agreement, the Sellers agreed to transfer to the Investors an aggregate of (a) 1,035,767 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), and (b) an aggregate of 142,500 warrants to purchase an additional 142,500 shares of Common Stock (collectively, the “Transferred Securities”). The 1,035,767 shares of Common Stock included in the Transferred Securities represented 96.5% of an aggregate of 1,073,267 insider promoter shares of Common Stock of the Company owned of record and beneficially by the Sellers (the “Insider Shares”). Under the Agreement, the Sellers retained an aggregate of (i) 285,000 shares of Common Stock and associated rights, which entitle a holder to receive one-tenth (1/10) of a share of Common Stock (the “Rights”), and (ii) 37,500 promotional shares of Common Stock that were issued to directors and officers of the Company and the acting chief financial officer of the Company as compensation for their services to the Company.

Pending the Company’s ability to effect a business combination with an unaffiliated entity that is approved by the Company’s stockholders (a “Business Combination”), the Insider Shares originally issued to the Sellers in connection with the formation of the Company as a special purpose acquisition corporation in 2014 were placed in escrow pursuant to a share escrow agreement dated as of February 5, 2015 by and among the Sellers, the Company and Continental Stock Transfer & Trust Company (“CSTC”). The Transferred Securities issued to the Investors will continue to be retained in escrow with CSTC pursuant to a separate letter agreement among the Sellers and the Investors, dated January 3, 2018. The Sellers also agreed to assign to the Investors their registration rights with respect to the Transferred Securities and the Investors agreed to comply with such registration rights agreement. In addition, the Investors agreed to provide certain indemnification rights to the Sellers and to maintain in effect the current directors’ and officers’ liability insurance policy maintained by the Company (or a policy of at least the same coverage and amounts containing terms and conditions which are no less advantageous to the Sellers).

In consideration for their receipt of the Transferred Securities and its affiliates obtaining control of the board of directors of the Company as described in Item 5.02 below, the Investors and its affiliates and associates (collectively, the “Investor Group”) agreed to use its and their best efforts to locate and consummate, on or prior to the June 30, 2018, a Business Combination for the Company acceptable to the Company’s stockholders. In addition, the Investors paid on behalf of the Company, or reimbursed the Sellers for, (i) $154,000, representing three months prepaid interest required to be paid by the Company to obtain an extension of the date by which the Company has to complete a Business Combination (the “Extension”), and other accrued fees and expenses, and agreed pay to approximately $59,229 in additional documented Company expenses within 30 days. The Investors also agreed to assume responsibility for all ongoing costs and expenses of the Company, including, without limitation, interest expenses associated with the Extension and costs and expenses associated with running and maintaining a publicly traded company following the closing of the transactions contemplated by this Agreement.

Pursuant to the Agreement, the Company terminated the use of office space, administrative, technology and secretarial services at the offices of an affiliate of Barington located at 888 Seventh Avenue, New York, NY 10019. The Agreement also provides that, upon the earlier to occur of (a) the next annual or special meeting of stockholders of the Company, or (b) the special meeting of stockholders of the Company to approve a Business Combination, the Company shall seek to amend its certificate of incorporation to change the name of the Company to one not having the words “Barington” or “Hilco” or any combination thereof in the corporate name.

A copy of the Agreement is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Under the terms of the Agreement, each of Jared L. Landaw, Jeffrey B. Hecktman, Robert Mettler, Frank R. Mori, James A. Mitarotonda and Jeffrey D. Nuechterlein, representing the entire former board of directors of the Company, resigned as directors effective as of the close of business January 4, 2018, and Paul Abramowitz, Justin Ehrlich, Marc Beilinson and Colin Conway have been appointed directors of the Company, with Mr. Levin serving as Chairman of the Board. In addition, Cory Lipoff, Jeffrey D. Nuechterlein and Jared L. Landaw each resigned as officers of the Company, and Mr. Abramowitz has been appointed as Chief Executive Officer and President of the Company, effective as of the close of business on January 4, 2018.

Mr. Abramowitz is the manager of PLA99, LLC, Mr. Beilinson is the manager of BAG Spac 1, LLC, Mr. Ehrlich is the manager of DMZ1 Holdings, LLC and Mr. Levin is the manager of Sweiss Ventures, LLC, and.

Set forth below is a summary of the business backgrounds of each of Messrs. Abramowitz, Beilinson, Conway, Ehrlich and Levin.

Paul Abramowitz. From 2008 to the present, Mr. Abramowitz has been the president and Chief Executive Officer of Liquidity Capital Group, LLC, as private company engaged in making direct investments in assets of and claims against companies subject to Chapter 11 and Chapter 7 proceedings under the Federal Bankruptcy Law. From 2006 to 2008, he served as President and CEO of Neah Power Systems, Inc., a micro fuel development company engaged in development of porous silicon to create higher fuel cell power. Under his leadership, Neah Power was revived after a shutdown, raised over $15 million in financing, restructured its board of directors and management and negotiated a strategic partnership with General Dynamics. From 2003 to 2004, Mr. Abramowitz was recruited by Paul Allen and Vulcan, Inc. to turn around Experience Learning Communities, a non-profit educational company. Since 1991, Mr. Abramowitz has been the CEO of Special Investments, Inc., a consulting company that specializes in debt reorganization and financings for major corporate clients. Mr. Abramowitz has a BS from Ohio State University and an MBA from the University of Southern California. The Company believes Mr. Abramowitz is well qualified to serve as Chief Executive Officer and a director of the Company based on his extensive experience in management and building value.

Marc Beilinson. For the past five years, Mr. Beilinson has been the Managing Partner of Beilinson Advisory Group, a financial restructuring and hospitality advisory group that specializes in assisting distress companies. Throughout his career, Mr. Beilinson has been active in the restructuring of complex commercial and real estate portfolios throughout the United States and has also specialized in restructuring real estate chains. Mr. Beilinson is currently the Chief Restructuring Officer/CEO of Eagle Hospitality. He previously served as the Chief Restructuring Officer/CEO of Innkeepers USA until January 2012. Mr. Beilinson has recently been appointed to the Board of Directors of MF Global Assurance Company by the Chapter 11 trustee of MF Global Assurance and has previously served on the Board of Directors of Wyndham Hotels, Apollo Real Estate Commercial Mortgage Inc., Innkeepers USA, Jameson Hotels and the University of California School of Law.

Between 1992 and 2007, Mr. Beilinson practiced law with the firm of Pachulski, Stang, Ziehl & Jones, a nationally recognized law firm specializing in corporate restructuring. During his 25 years of practice, Mr. Beilinson spearheaded the operational and financial restructuring of nationally recognized companies such as American Rice, TreeSweet Juice Company, Coco’s Restaurants, General Cinema, Loews Cineplex, Wherehouse Entertainment and DirecTV Latin America. Mr. Beilinson graduated from UCLA, magna cum laude, and from UC Davis Law School. The Company believes Mr. Beilinson is well qualified to serve as a director of the Company based on his extensive experience in restructuring and reorganizing corporations.

Colin Conway. Since October 2016, Mr. Conway has been a managing director of Oreva Capital Corp., a Los Angeles based merchant bank focused on making direct investments in diversified, private operating companies.  Mr. Conway participated in the acquisition of Trans High Corporation in March 2017.  For four years prior to Oreva Capital Mr. Conway served as a managing director at Vert Capital Corp., where he led the business development team and participated in the acquisition and restructuring of private operating companies in various industries including digital media, Internet, software, and apparel. Adam E. Levin, our Chief Executive Officer, is the chief executive officer of Oreva Capital and was the chief executive officer of Vert Capital Corporation.  From 2010 to 2012, Mr. Conway was previously an associate director at Weston Capital Management, LLC,  a Connecticut based Hedge Fund and Fund of Funds.    We believe Mr. Conway’s banking, investment and marketing experienc will be an asset to the board of directors.

Justin Ehrlich. Justin Ehrlich is a partner in VE Equities LLC, a full-service real estate company with capabilities in investment, finance, asset management and construction. Justin is responsible for managing the firm’s real estate investment and finance activities and handling the company’s overall operations and asset management. He has completed over $10 billion of luxury mixed-use and condominium projects in Manhattan and is also currently developing several mixed-use projects in California. In addition, Justin is a partner in Churchill Real Estate Holdings LLC, an alternative investment platform offering short term debt products to institutional and private clients. Mr. Ehrlich holds a BA in Business Administration from Boston University’s School of Management and earned a MS in Real Estate Finance and Investment from New York University. He served as the Secretary of the 125th Street Business Improvement District from 2008 to 2009. He has received numerous awards and honors from multiple industry organizations including the 2011 Developer of The Year Award from Young Jewish Professionals and was the Guest of Honor at the YJP 2014 Founders Gala at Cipriani Downtown. Mr. Ehrlich is currently on the Board of Directors for A Caring Hand and BDS Analytics. The Company believes that Mr. Ehrlich’s extensive experience in investments and finance make him well qualified to serve on the board of directors of the Company.

Adam Levin, Adam Levin is the founder of Hightimes Holdings Corp. and has served as its Chairman and Chief Executive Officer, since its inception in December 2016. Mr. Levin currently serves on the board of directors of Pride Media, Inc., and previously served as the Chairman of the Board of Directors of Pixelmags until its sale in 2016. He brings over 15 years of leadership experience running Internet-based technology and e-commerce companies.  Mr. Levin has been Managing Director of Oreva Capital Corp, since September 2016 and for five years prior to that was the Managing Director of Vert Capital Corp where he oversaw the day to day operations of the firm, and led the acquisition of a number of companies. He has extensive experience in the fields of mobile, social networking, entertainment as well as venture capital and merger and acquisition strategies. Mr. Levin has been a featured speaker at CES, MIPTV, MONY Conference, CTIA, Wireless Influencers, and has been featured in The Wall Street Journal, The NY Times, Fortune, Bloomberg and Entrepreneur Magazine. He has appeared on CNN, NPR, MSNBC, HBO and Fox News.  Mr. Levin also served as Chief Executive Officer and a director of Bebo.com, Inc., a social networking and content website, from 2010 to 2012. Bebo.com, Inc., filed for protection under Chapter 11 of the United States Bankruptcy Code in May 2013. Mr. Levin was an officer of Bebo within the two-year period prior to the filing of the Chapter 11 petition but had resigned as an officer and director prior to such filing.  Mr. Levin earned a BA from Thomas Edison State College. We believe Mr. Levin’s extensive leadership experience in social media; e-commerce companies and venture capital will benefit the Company’s development and make him well qualified to serve on the Company’s board of directors.

Audit Committee

Prior to consummation of the transactions contemplated by the Agreement, the Company’s audit committee of the board of directors consisted of Jeffrey D. Nuechterlein, Robert Mettler and Frank Mori, each of whom was an independent director. As a result of the Agreement and the resignations of Messrs. Nuechterlein, Mettler and Mori as directors, the former members of the audit committee were replaced by Justin Ehrlich, Marc Beilinson and Adam E. Levin. Mr. Ehrlich is the chairman of the reconstituted audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;
●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
●	discussing with management major risk assessment and risk management policies;
●	monitoring the independence of the independent auditor;
●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;
●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
●	appointing or replacing the independent auditor;
●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, the Company has certified to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Ehrlich qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

As a result of the Agreement and the resignations of Messrs. Mori, Mettler and Nuechterlein, the Company reconstituted the nominating committee of the board of directors to consist of Adam E. Levin, Justin Ehrlich and Colin Conway, each of whom is an independent director. Mr. Levin is the chairman of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

As a result of the Agreement and the resignations of Messrs. Mori, Mettler and Nuechterlein, the Company reconstituted the compensation committee of the board of directors to consist of Adam E. Levin and Colin Conway, each of whom is an independent director. Mr. Levin is the chairman of the compensation committee. The compensation committee will determine the salary, fees or other compensation (including any cash-based and equity-based compensation plans and arrangements) to be paid to our officers or directors. No salary, fees or other compensation will be paid to any officers and directors until the Company consummates its initial business combination. Therefore, the compensation committee will not conduct any meetings until after the Company consummates its initial business combination.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1

Agreement, dated as of January 3, 2018, among Barington/Hilco Acquisition Corp., Barington Companies Advisors, LLC, Hilco Global, Hilco Merchant Resources, LLC and certain additional parties, including members of the board of directors of the Company, and Sweiss Ventures, LLC, a Nevada limited liability company, DMZ1 Holdings, LLC, a New York limited liability company, BAG Spac 1, LLC, a Delaware limited liability company, PLA99, LLC, a Delaware limited liability company, and Oreva Partners, LLC, a Delaware limited liability company (*)

(*)	Filed on January 9, 2018 as an exhibit to Form 8-K Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2018

BARINGTON/HILCO ACQUISITION CORP.

By:	/s/ Paul Abramowitz
Name: Paul Abramowitz
Title: Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

3.1	Agreement, dated as of January 3, 2018, among the Company, Barington Companies Advisors, LLC, Hilco Global, Hilco Merchant Resources, LLC, and certain additional parties, including members of the board of directors of the Company and Sweiss Ventures, LLC, DMZ1 Holdings, LLC, BAG Spac 1, LLC, a Delaware limited liability company, PLA99, LLC, and Oreva Partners, LLC.

99.1	Press release, dated January 4, 2018.